Exhibit 99.1

Twilio Appoints Andy Stafman to Board of Directors

SAN FRANCISCO, April 1, 2024 – Twilio (NYSE: TWLO), the customer engagement platform that drives real-time, personalized experiences for today’s leading brands, today announced that it has appointed Andy Stafman, a partner at Sachem Head Capital Management LP (“Sachem Head”), to the company’s Board of Directors, effective immediately.

“Over the last year and a half, we have made important changes to accelerate our path to profitability and position Twilio to capitalize on the opportunities we see ahead,” said Jeff Epstein, Chair of the Board for Twilio. “We look forward to benefiting from the addition of Andy’s perspectives as an additional shareholder in the boardroom as we continue our strong oversight of the company’s strategy to enhance value for all our stakeholders.”

Khozema Shipchandler, CEO of Twilio, added, “We are operating Twilio with greater focus, rigor, and discipline than ever before, and remain focused on our commitment to drive durable, profitable growth. As we look ahead, we are confident that Twilio is well positioned to unlock the power of AI by converging our data capabilities with our powerful Communications solutions. The Board and I will partner with Andy as we continue to advance our strategy to realize the full potential of the business.”

Twilio plans to hold an investor day within the next twelve months to discuss the company’s strategy in greater detail and to share medium-term financial targets. Twilio will provide more details on the investor day once a date for the event has been set.

“I am excited to join the Twilio Board during an important time for the company,” said Mr. Stafman. “Sachem Head invested in Twilio because of its strong leadership position in the customer engagement market and the significant upside potential from the application of AI. The company has already taken meaningful actions to strengthen Twilio’s profitability and growth trajectory, and I look forward to working with the rest of the Board and management team to build upon that progress and enhance value for shareholders.”

Twilio has entered into a cooperation agreement with Sachem Head. Pursuant to the agreement, Sachem Head has agreed to customary standstill, voting and confidentiality commitments, among other provisions.

With the appointment of Mr. Stafman, Twilio’s Board will increase to 10 directors, nine of whom are independent.

About Andy Stafman

Mr. Stafman is a partner at Sachem Head Capital Management LP, a value-oriented investment management firm based in New York. Prior to Sachem Head, Mr. Stafman worked as an Associate at Silver Lake Partners, a global private equity firm focused on technology-enabled investments. He received a B.S. in Economics, with a concentration in Finance from The Wharton School at the University of Pennsylvania.

About Twilio Inc.

Today’s leading companies trust Twilio’s Customer Engagement Platform (CEP) to build direct, personalized relationships with their customers everywhere in the world. Twilio enables companies to use communications and data to add intelligence and security to every step of the customer journey, from sales to marketing to growth, customer service and many more engagement use cases in a flexible, programmatic way. Across 180 countries and territories, millions of developers and hundreds of thousands of businesses use Twilio to create magical experiences for their customers. For more information about Twilio (NYSE: TWLO) visit www.twilio.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws, which statements involve risks and uncertainties. Forward-looking statements generally relate to future events or Twilio’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “can,” “will,” “would,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “forecasts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern Twilio’s expectations, strategy, plans or intentions. Forward-looking statements contained in this press release include, but are not limited to, statements about: Twilio’s future financial performance and its expectations regarding profitability and growth; Twilio’s anticipated strategies and business plans; Twilio’s ability to develop products related to AI and to execute on its AI strategy; and Twilio’s plans to hold an investor day and to share medium-term financial targets. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause Twilio’s actual results, performance, or achievements to differ materially from those described in the forward-looking statements, including, among other things: Twilio’s ability to successfully implement its cost-saving initiatives and to capture expected efficiencies; Twilio’s ability to realize the anticipated benefits of changes to its operating model and organizational structure; the impact of macroeconomic uncertainties and market volatility; Twilio’s financial performance, including expectations regarding its results of operations and the assumptions underlying such expectations, and ability to achieve and sustain profitability; Twilio’s ability to attract and retain customers; Twilio’s ability to compete effectively in an intensely competitive market; Twilio’s ability to comply with modified or new industry standards, laws and regulations applying to its business, and increased costs associated with regulatory compliance; Twilio’s ability to manage changes in network service provider fees and optimize its network service provider coverage and connectivity; Twilio’s ability to form and expand partnerships; and Twilio’s ability to successfully enter into new markets and manage its international expansion.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in Twilio’s most recent filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Twilio operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release.

Forward-looking statements represent Twilio’s management’s beliefs and assumptions only as of the date such statements are made. Twilio undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances occurring after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Important Additional Information Regarding Proxy Solicitation

Twilio intends to file a proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for Twilio’s 2024 annual meeting of shareholders (the “Proxy Statement” and such meeting the “2024 Annual Meeting”). Twilio, its directors, director nominees, certain of its executive officers and other employees may be deemed participants in the solicitation of proxies from shareholders in respect of the 2024 Annual Meeting. Information regarding the names of Twilio’s directors and executive officers and their respective interests in Twilio by security holdings or otherwise is set forth in the Company’s proxy statement for the 2023 Annual Meeting of stockholders, filed with the SEC on April  26, 2023 (the “2023 Proxy Statement”). Please refer to the sections captioned “Security Ownership of Certain Beneficial Owners and Management,” “Non-Employee Director Compensation” and “Executive Compensation” in the 2023 Proxy Statement. To the extent holdings of such participants in Twilio’s securities have changed since the amounts described in the 2023 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC: Form  4, filed by Aidan Viggiano on May 17, 2023; Form  4, filed by Dana Wagner on May 17, 2023; Form  4, filed by Aidan Viggiano on June 13, 2023; Form  4, filed by Miyuki Suzuki on June 13, 2023; Form  4, filed by Charles Bell on June 14, 2023; Form  4, filed by Donna Dubinsky on June  14, 2023; Form 4, filed by Jeff Epstein on June 14, 2023; Form  4, filed by Jeffrey Immelt on June 14, 2023; Form  4, filed by Deval Patrick on June 14, 2023; Form  4, filed by Erika Rottenberg on June 14, 2023; Form  4, filed by Miyuki Suzuki on June 14, 2023; Form  4, filed by Byron Deeter on June 14, 2023; Form  4, filed by Erika Rottenberg on June 30, 2023; Form  4, filed by Khozema Shipchandler on July 5, 2023; Form  4, filed by Aidan Viggiano on July 5, 2023; Form  4, filed by Dana Wagner on July 5, 2023; Form  4, filed by Aidan Viggiano on July 10, 2023; Form  4, filed by Dana Wagner on August 16, 2023; Form  4, filed by Aidan Viggiano on August 16, 2023; Form  4, filed by Aidan Viggiano on August 22, 2023; Form  4, filed by Dana Wagner on September 7, 2023; Form 4, filed by Charles Bell on September 19, 2023; Form 4, filed by Donna Dubinsky on September 19, 2023; Form 4, filed by Jeff Epstein on September  19, 2023; Form 4, filed by Jeffrey Immelt on September 19, 2023; Form  4, filed by Deval Patrick on September 19, 2023; Form  4, filed by Erika Rottenberg on September 19, 2023; Form  4, filed by Miyuki Suzuki on September 19, 2023; Form  4, filed by Byron Deeter on September 20, 2023; Form  4, filed by Khozema Shipchandler on October 4, 2023; Form  4, filed by Aidan Viggiano on October 4, 2023; Form  4, filed by Dana Wagner on October 4, 2023; Form  4, filed by Aidan Viggiano on October 10, 2023; Form  4, filed by Dana Wagner on October 10, 2023; Form  4, filed by Aidan Viggiano on November 17, 2023; Form  4, filed by Dana Wagner on November 17, 2023; Form  4, filed by Aidan Viggiano on November 22, 2023; Form  4, filed by Dana Wagner on November 22, 2023; Form  4, filed by Charles Bell on December 19, 2023; Form  4, filed by Byron Deeter on December 19, 2023; Form  4, filed by Donna Dubinsky on December 19, 2023; Form  4, filed by Jeff Epstein on December 19, 2023; Form  4, filed by Jeffrey Immelt on December 19, 2023; Form  4, filed by Deval Patrick on December 19, 2023; Form  4, filed by Erika Rottenberg on December 19, 2023; Form  4, filed by Miyuki Suzuki on December 19, 2023; Form 4, filed by Dana Wagner on January 4, 2024; Form 4, filed by Khozema Shipchandler on January 4, 2024; Form 4, filed by Aidan Viggiano on January  4, 2024; Form 4, filed by Aidan Viggiano on January 9, 2024; Form  4, filed by Dana Wagner on January 9, 2024; Form  4, filed by Aidan Viggiano on February 20, 2024; Form  4, filed by Dana Wagner on February 20, 2024; Form 4, filed by Aidan Viggiano on  February 21, 2024; Form 4, filed by Dana Wagner on  February 21, 2024; Form 4, filed by Khozema Shipchandler on  February 22, 2024; Form 4, filed by Aidan Viggiano on  February 23, 2024; Form 4, filed by Dana Wagner on  February 23, 2024; Form 4, filed by Byron Deeter on March 19, 2024; Form 4/A, filed by Miyuki Suzuki on March 19, 2024; Form 4, filed by Charles Bell on March 19, 2024; Form 4, filed by Donna Dubinsky on March 19, 2024; Form 4, filed by Jeff Epstein on  March 19, 2024; Form 4, filed by Jeffrey Immelt on  March 19, 2024; Form 4, filed by Deval Patrick on  March 19, 2024; Form 4, filed by Erika Rottenberg on  March 19, 2024; and Form 4, filed by Miyuki Suzuki on  March 19, 2024. Additional information can also be found in Twilio’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on  February 27, 2024. Details concerning potential participants in the solicitation, including Twilio’s director nominees for election at the 2024 Annual Meeting, will also be included in the Proxy Statement in the sections captioned “Security Ownership of Certain Beneficial Owners and Management,” “Non-Employee Director Compensation” and “Executive Compensation.” BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF TWILIO ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING TWILIO’S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. These documents, including the definitive Proxy Statement (and any amendments or supplements thereto) and other documents filed by Twilio with the SEC, are available for no charge at the SEC’s website at http://www.sec.gov and at the company’s investor relations website at https://investors.twilio.com/overview/default.aspx.

Investor Contact:

Bryan Vaniman

ir@Twilio.com

Or

Media Contact:

Caitlin Epstein

press@Twilio.com

Source: Twilio